UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): March 19, 2026

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 18, 2026 at 9:00 a.m. Pacific Time, Hyperscale Data, Inc. (the “Company”) convened a Special Meeting of Stockholders (the “Special Meeting”). At that time, there were not present or represented by proxy a sufficient number of shares of the Company’s stock to constitute a quorum. Accordingly, the Company adjourned the Special Meeting without any business being conducted. The adjourned meeting will reconvene virtually on April 10, 2026 at 9:00 a.m. Pacific Time, to vote on the proposals described in the proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 3, 2026. The close of business on January 22, 2026 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the reconvened Special Meeting.

During the period of the adjournment, the Company will solicit proxies from its stockholders with respect to the proposals set forth in the Company’s proxy statement. Proxies previously submitted in respect of the Special Meeting will be voted at the adjourned meeting unless properly revoked.

No changes have been made in the proposals to be voted on by stockholders at the Special Meeting. The Company’s proxy statement and any other materials filed by the Company with the SEC remain unchanged and can be obtained free of charge at the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: March 19, 2026	/s/ Henry Nisser
Henry Nisser
President and General Counsel